UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2023

UNITED STATES OIL FUND, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32834	20-2830691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, California 94596

(Address of principal executive offices) (Zip Code)

(510) 522-9600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Shares of United States Oil Fund, LP	USO	NYSE Arca, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

On August 8, 2023, United States Oil Fund, LP (the “Registrant”) entered into a Customer Account Agreement (the “Agreement”) with ADM Investor Services, Inc. (“ADMIS”) to serve as an additional futures commission merchant (“FCM”) for the Registrant. The Agreement requires ADMIS to provide services to the Registrant in connection with the purchase and sale of futures that may be purchased or sold by or through ADMIS for the Registrant’s account. Under the Agreement, the Registrant has agreed to pay ADMIS commissions for executing and clearing trades on behalf of the Registrant.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Material Events.

Marex North America, LLC (“MNA”) and Marex Capital Markets, Inc. (formerly ED&F Man Capital Markets Inc.) (“MCM”), which are affiliated entities, serve as futures commission merchants for the Registrant. On July 28, 2023, MNA and MCM formally advised the Registrant that (1) on or about July 14, 2023 MNA transferred its futures clearing business to MCM as part of an internal reorganization (the “Transfer”), and (2) in connection with the Transfer and to avoid confusion as to which futures customer agreement governs, the MCM futures customer agreement will be terminated. The Registrant’s futures trading account with MNA has been consolidated with the Registrant’s futures trading account with MCM and the MCM futures trading account is governed by the Registrant’s futures customer agreement between the Registrant and MNA. MCM has agreed to assume the rights and obligations of the futures customer agreement in place between the Registrant and MNA from and after the date of the Transfer and, therefore, no material impact on the Registrant’s operations is anticipated.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Customer Account Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES OIL FUND, LP
	By:	United States Commodity Funds LLC, its general partner

Date: August 8, 2023	By:	/s/ John P. Love
	Name:	John P. Love
	Title:	President and Chief Executive Officer, and Management Director